UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

VALLEY NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Community Partner Communication

•	To be sent from Bernadette Mueller to all of Valley’s community partners & Advisory Board

Email # 1 - Community Groups:

Subject: Valley Bank has agreed to merge with Bank Leumi USA

As one of the premier regional banks in the country, we proudly embrace our role in building stronger communities. That’s why we’re excited to announce that we’ve found a partner in Bank Leumi USA who shares that same commitment.

<CTA to PR>

Read the official Press Release

The combination of Valley and Bank Leumi USA will help us fulfill our commitments to local neighborhoods by bringing together two historic organizations with approximately $51 billion in assets and more than 200 offices throughout the country. Most importantly, together we’ll be able to make a stronger impact than ever before in helping to revitalize the local communities we serve.

A shared commitment to serving the community

For us, being a local bank is about more than just business opportunities. It’s about embracing our role as an advocate for our communities’ success.

In 2019, Valley received an “Outstanding” rating from the Office of the Comptroller of the Currency (OCC) for exceeding the terms of the Community Reinvestment Act (CRA) exam – a recognition only a small percentage of financial institutions received.

To learn more about how we partner with organizations to better serve our communities, read our 2020 CSR Report.

Bank Leumi USA shares the same passion for supporting the communities they serve and has a long history of giving back to their local communities through grant making and employee volunteerism.

Look no further than their most recent initiative as evidence: The Leumi Community Support Fund. Initially funded with a portion of fees from their participation in the Paycheck Protection Program, Leumi is aiming to dedicate $1 million to meeting the needs of local communities. Their first focus is on supporting small businesses and micro-entrepreneurship, with an emphasis on the under- served and under-represented.

Bank Leumi USA’s first initiative with the Leumi Community Support Fund is their Small Business Initiative, where they offer interest-free, no guarantor loans to small businesses through partnerships with local nonprofit organizations.

Since launching the program in New York in late 2020, more than $440,000 in loans have been provided to small businesses in the New York metro area, all of which are either minority or women-owned – or both!

Our combination with Bank Leumi USA will only strengthen our commitment to corporate social responsibility by expanding our reach and deepening relationships as we discover new ways to make a positive impact across our entire footprint.

Your voice matters

As always, I am available to discuss this merger in further detail and address any questions that you may have.

We thank you for everything you do to change lives in our community and look forward to our continued partnership.

[INSERT FULL LEGAL DISCLOSURE]

Email #2 - Advisory Board Members:

Subject: Valley Bank has agreed to merge with Bank Leumi USA

We are pleased to inform you that Valley and Bank Leumi announced today that they have entered into a merger agreement whereby Valley will acquire Bank Leumi USA, a subsidiary of Bank Leumi Le-Israel.

<CTA to PR>

Read the official Press Release

Bank Leumi provides full-service relationship banking for middle-market commercial clients and private banking services for high net-worth individuals. They operate five commercial offices in New York, Los Angeles, Palo Alto, Chicago, and Miami.

The strategic combination of both banks will introduce new deposit verticals, geographies, and diversification into niche commercial and industrial segments, while bringing a wider range of product offerings to Bank Leumi’s customer base and service area. The acquisition brings new and exciting business capabilities to Valley while also positioning the Bank for growth in diverse and attractive markets.

Our union with Bank Leumi will strengthen our commitment to corporate social responsibility by providing an opportunity to expand Valley’s strong community culture to new markets where we can reach and deepen relationships as we discover new ways to make a positive impact across our entire footprint.

As always, I am available to discuss this merger in further detail and address any questions that you may have before our upcoming Community Advisory Board meeting.

We thank you for everything you do to improve the lives of people in our communities and appreciate your ongoing support and partnership.

[INSERT FULL LEGAL DISCLOSURE]

TALKING POINTS

Valley Bank and Bank Leumi USA

The following key points are meant to be a guide as you have conversations with your internal team, customers, business partners and people in the community about Valley's merger with Bank Leumi USA.

If you are asked something that is not addressed in this document, and you are unsure of how to answer, please let the person know that you will find out more information and get back to them. Then ask your manager for the appropriate information or for advice on how best to answer the question.

If you are contacted by a member of the media, please refer them to Marc Piro, Head of Content, Creative and PR at Valley Bank, 973.686.5461 or mpiro@valley.com.

OFFICIAL LEGAL LANGUAGE OF ACQUISITION

Valley Bank has agreed to merge with Bank Leumi USA.

Bank Leumi USA is a relationship-driven boutique bank with global ties. They have been operating in the United States for more than 60 years and are headquartered in New York City, with offices in Chicago, Los Angeles, Palo Alto and Aventura.

Bank Leumi USA offers a complete range of commercial and private banking solutions for businesses and individuals. They are FDIC-insured and offer investment and insurance products through our brokerage subsidiary.

WHY DID WE MAKE THIS DEAL?

Bank Leumi at a Glance:

- Headquartered in New York, NY
- Offices in New York City, Chicago, Los Angeles, Palo Alto and Aventura
- 67 years of experience in the US market
- Industry specialists in commercial real estate, water, high tech, healthcare and the commercial & industrial sector
- Rated A- by S&P
- Assets of approximately $8 Billion
- Our two banks share a very similar culture and philosophy, one that puts customers first, focuses on building relationships and supporting the local communities we serve in a meaningful way
- This acquisition allows us entry into compelling new markets with experienced lending teams positioned for growth and provides access to more national businesses
- Joining with Bank Leumi USA increases and complements our C&I loan exposure, meaningfully expands our healthcare lending portfolio and introduces additional scalable lending niches
- This acquisition further diversifies our loan portfolio from a geographic perspective with over $1 billion of diverse loans in California and nearly $450 million in Illinois
- Bank Leumi USA's Technology / Venture Capital deposit niche supports a low cost of funds for Valley

© 2021 Valley National Bank. Equal Opportunity Lender. All Rights Reserved. For Internal Use
1

TALKING POINTS

Valley Bank and Bank Leumi USA

- This acquisition expands the reach of Bank Leumi USA's private banking platform across our larger customer base and footprint which will deepen Valley relationships with a wider array of financial services
- Bringing our two banks together will accelerate our organic growth profile. By combining with Valley, Bank Leumi USA bankers can now participate in larger financing projects, compete with bigger banks, and offer a wider variety offinancial solutions. Our customers will now also benefit from loan syndication opportunities.

loans to a robust line of treasury solutions to equipment financing and much more.

There will be no immediate changes to Bank Leumi USA clients' banking experience and the closing is expected to take place in the first half of 2022.

Important Information and Where to Find It

In connection with the proposed acquisition (the "Transaction") by Valley National Bancorp ("Valley") of Bank Leumi Le-Israel Corporation ("Leumi") and the issuance of shares of Valley common stock as consideration in the Transaction, Valley will file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement of Valley (the "Proxy Statement"), and Valley may file with the SEC other relevant documents concerning the Transaction. When completed, the definitive Proxy Statement will be mailed to shareholders of Valley. This communication is not a substitute for the Proxy Statement or any other document that Valley may file with the SEC or send to its shareholders in connection with the Transaction.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, LEUMI AND THE TRANSACTION.

Free copies of the Proxy Statement, as well as other filings containing information about Valley, may be obtained at the SEC's website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading "Investor Relations." The Proxy Statement can also be obtained, when it becomes available, free of charge, at Valley's website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800.

Participants in the Solicitation

Valley, Leumi and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Valley in respect of the Transaction. Information about Valley's directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as "will," "estimate," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "typically," "usually," "anticipate," or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties.

Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley's reports filed with the SEC and those identified elsewhere in this communication, factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because shareholder, regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management's attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley's or Leumi's operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley's or Leumi's market areas, reputational risk and potential adverse reactions of Valley's or Leumi's customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley's or Leumi's businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward-looking statements contained herein are set forth in Valley's Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time.

© 2021 Valley National Bank. Equal Opportunity Lender. All Rights Reserved. For Internal Use
2

Press Release - Wire distribution—Lives in the Newsroom on valley.com Hero Banner - Click-through to landing page (www.valley.com/BLUSA) Landing Page - www.Valley.com/BLUSA Valley’s Corporate Communication - Send to all VLY Associates @8am —Link to Press Release on landing page —Include Associate Talking Points as attachment Valley SharePoint - Link to PressRelease Valley Associate Talking Points - To be provided to all associates to assist in answering any customer questions—Included in VLY’s Corporate Communication—PDF updated

Social Media Posts VLY Copy: We’re excited to announce that Valley has agreed to merge with Bank Leumi USA. Together, we create one of the leading middle- market-focused banks in the U.S. built on foundation of strong, lasting relationships with customers. Read our <merger release> to learn more. Ira’s LinkedIn: Today we announced a merger agreement with Bank Leumi USA, a partnership that will open Valley up to incredible new growth opportunities. I’ve been looking forward to sharing this news with everyone since we began our discussions on coming together as one organization. Bank Leumi USA’s President & CEO, Avner Mendelson, has led an organization of similar culture and philosophy—one that puts customers first, focuses on building relationships, and is committed to supporting local communities. I’m excited to begin welcoming the Bank Leumi USA associates to Valley and working with them to build one of the premier commercial banks in the country. Coming together will establish Valley as the 29th largest publicly traded bank headquartered in the U.S. by assets and position us for greater growth. We’ll now expand our business and presence into new markets; increase our opportunities in existing sectors, such as private banking; and open us up to new business opportunities in the technology and venture capital space. Today is another step forward for Valley, one that will shape numerous opportunities to come for our customers, our associates, and our communities. Town Hall Graphic - To be displayed on Zoom before the Town Hall begins @3pm on 9/23

Team,

I am pleased to announce this morning that Valley has agreed to join forces with Bank Leumi USA, a relationship-driven bank focused on delivering exceptional service for middle-market commercial businesses. This acquisition is the next step in our growth strategy and will position us as one of the premier middle-market-focused commercial banks in the country.

Headquartered in New York City with more than $8 billion in assets, Bank Leumi USA has been serving communities here in the United States for more than 60 years. We each share a very similar culture and philosophy, one that puts customers first, focuses on building relationships, and is committed to supporting local communities.

By coming together, Valley will now be able to:

•

Accelerate our organic growth profile – Leumi bankers can now participate in larger financing projects, compete with bigger banks, and offer a wider variety of financial solutions. Our customers will now also benefit from loan syndication opportunities.

•	Continue our significant funding improvement – we’ll do this by leveraging and expanding Bank Leumi’s unique deposit verticals, including their technology and venture capital business.

•

Diversifying into niche C&I segments – these segments include foreign exchange services, asset-based lending, private banking and technology/venture capitalist deposit solutions, which have even greater organic growth opportunities than our traditional business lines.

•	Add new geographies – this acquisition will expand our presence into the most attractive markets in California and Illinois.

•	Expand the reach of Bank Leumi’s private banking platform — Now across Valley’s larger customer base and footprint – deepening Valley relationships with a wider array of financial services.

Click here to view the official press release. Attached are talking points in the event a customer calls with questions about this announcement.

I’m sure you all have questions about this news and what this means for our organization and for you. You will receive a special Town Hall invitation for 3:00

PM EST today, in which our leadership team will share more specifics about this new merger, how it fits into our strategic plan, and what comes next.

I look forward to telling you more about this new opportunity for Valley later today.

Sincerely,

Ira Robbins

President & CEO

© 2021 Valley National Bank. For internal use only. Not to be distributed outside the bank.

Important Information and Where to Find It

In connection with the proposed acquisition (the “Transaction”) by Valley National Bancorp (“Valley”) of Bank Leumi Le-Israel Corporation (“Leumi”) and the issuance of shares of Valley common stock as consideration in the Transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement of Valley (the “Proxy Statement”), and Valley may file with the SEC other relevant documents concerning the Transaction. When completed, the definitive Proxy Statement will be mailed to shareholders of Valley. This communication is not a substitute for the Proxy Statement or any other document that Valley may file with the SEC or send to its shareholders in connection with the Transaction.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, LEUMI AND THE TRANSACTION.

Free copies of the Proxy Statement, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” The Proxy Statement can also be obtained, when it becomes available, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800.

Participants in the Solicitation

Valley, Leumi and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Valley in respect of the Transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “will,” “estimate,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties.

Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley’s reports filed with the SEC and those identified elsewhere in this communication, factors that may cause actual results to differ from those contemplated by such forward- looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because shareholder, regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management’s attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley’s or Leumi’s operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley’s or Leumi’s market areas, reputational risk and potential adverse reactions of Valley’s or Leumi’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley’s or Leumi’s businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward- looking statements contained herein are set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time.

Corporate Communications Team

corporatecommunications@valley.com

Please consider the environment before printing this e-mail.

CONFIDENTIALITY NOTE:

The information contained in this electronic mail transmission and its attachments may be privileged and confidential and protected from disclosure. If the reader of this message is not the intended recipient (or an individual responsible for delivery of the message to such person), you are strictly prohibited from copying, disseminating or distributing this communication. If you have received this communication in error, please notify the sender immediately and destroy all electronic, paper or other versions. No representation is made by the sender that this communication is virus-free and it is used at the intended recipient’s sole risk. Thank you.

Important Information and Where to Find It

In connection with the proposed acquisition (the “Transaction”) by Valley National Bancorp (“Valley”) of Bank Leumi Le-Israel Corporation (“Leumi”) and the issuance of shares of Valley common stock as consideration in the Transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement of Valley (the “Proxy Statement”), and Valley may file with the SEC other relevant documents concerning the Transaction. When completed, the definitive Proxy Statement will be mailed to shareholders of Valley. This communication is not a substitute for the Proxy Statement or any other document that Valley may file with the SEC or send to its shareholders in connection with the Transaction.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, LEUMI AND THE TRANSACTION.

Free copies of the Proxy Statement, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” The Proxy Statement can also be obtained, when it becomes available, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800.

Participants in the Solicitation

Valley, Leumi and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Valley in respect of the Transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “will,” “estimate,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties.

Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley’s reports filed with the SEC and those identified elsewhere in this communication, factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because shareholder, regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management’s attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley’s or Leumi’s operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley’s or Leumi’s market areas, reputational risk and potential adverse reactions of Valley’s or Leumi’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley’s or Leumi’s businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward-looking statements contained herein are set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time.